UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010

SUPATCHA RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-153293	98-0593835
(State or other jurisdiction of	(Commission File Number)	(IRS Employee Identification No.)
incorporation or organization)

1400 16th Street, Suite 400
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 552-0480

80 s. Court Street
Thunder Bay, Ontario P7B 2X4 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4©)

Item 8.01  Other Events

Supatcha Resources Inc. (the “Company) recently moved its corporate offices to the following location, commensurate with the management change previously made by the Company:
1400 16th Street, Suite 400
Denver, CO 80202
Tel:   (303) 552-0480
Fax:  (303) 552-0481

Additionally, the Company has been actively pursuing and is currently in discussions with a number of potential sources for financing.  Further information in regards to financing for the Company will be reported as it occurs.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPATCHA RESOURCES, INC.

Date: March 3, 2010	By:	/ s/ Steve Talley
Steve Talley
President, Chief Executive Officer and Director